UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 1, 2012

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

30 Rio Robles, San Jose, CA 95134

(Address of principal executive offices) (Zip Code)

(408) 467-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On June 1, 2012, Immersion Corporation (“Immersion”) held its 2012 Annual Meeting of Stockholders. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities and Exchange Act. The following proposals were adopted as follows:

1.	The election of two (2) Class I directors, Jack Saltich and Victor Viegas, to serve for a term of three years and until their successors are elected and qualified, or until their earlier death, resignation or removal:

Nominees	Shares For	Shares Withheld	Shares Abstaining	Broker Non-Votes
Jack Saltich	14,630,503	534,162	0	7,624,911
Victor Viegas	14,621,957	542,708	0	7,624,911

2.	Ratification of the Appointment of Deloitte & Touche LLP as Immersion’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2012:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
22,647,846	96,028	45,702	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Immersion has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date: June 7, 2012	By:	/s/ PAUL NORRIS
Name: Paul Norris
Title: Chief Financial Officer